UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 2, 2012

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
SIGNATURE	4

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Principal Accounting Officer

Effective November 2, 2012, Robert W. Edwards, III, 34, was appointed to serve as Controller of Ensco plc. Mr. Edwards joined the Company in September 2007. Prior to his current position, he served as Director - Corporate Accounting, Director of Finance and Administration - Deepwater Business Unit and as Manager - Accounting Public Reporting. From 2001 to 2007, Mr. Edwards served in various capacities as an employee in the audit practice at Deloitte & Touche LLP. Mr. Edwards holds a Bachelor of Science Degree in Business Administration and a Masters Degree in Accounting from Trinity University in San Antonio, TX. In connection with his promotion, Mr. Edwards will receive a restricted share award with a grant-date fair value of $175,000.

Mr. Edwards replaces Douglas J. Manko, who was appointed Vice President - Finance on November 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: November 2, 2012	/s/ BRADY K. LONG Brady K. Long Vice President, General Counsel and Secretary

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